UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 3, 2012

000-19061 (Commission File Number)

USCORP.

(Exact name of Registrant as Specified in its Charter)

NEVADA (State or Other Jurisdiction of Incorporation)	87-0403330 (I.R.S. Employer Identification No.)

4535 W. Sahara Ave., Suite 204, Las Vegas, NV 89102

 (Address of principal executive offices) (Zip Code)

(702) 933-4034 (Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant's Certifying Accountant

 (a)       Previous independent registered public accounting firm

Effective October 3, 2012, Donahue Associates LLC (“Donahue”) resigned as the Company’s independent registered public accounting firm pursuant to SEC release 33-8183. The Company’s Board of Directors approved the resignation of Donahue as the independent registered public accounting firm.

The reports of Donahue regarding the Company’s financial statements for the fiscal years ended September 30, 2011 and September 30, 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Donahue on the Company’s financial statements for fiscal years ended September 30, 2011 and September 30, 2010 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended September 30, 2011 and September 30, 2010, and during the period through October 3, 2012, the date of resignation, (i) there were no disagreements with Donahue on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Donahue would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Donahue with a copy of the foregoing disclosures and requested that Donahue furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)       Engagement of Independent Certifying Accountant

Effective November 1, 2012, the Board of Directors of the Company engaged Silberstein Ungar, PLLC (“Silberstein”) as its independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending September 30, 2012.

During each of the Company’s most recent fiscal year and through the interim periods preceding the engagement of Silberstein, the Company (a) has not engaged Silberstein as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with Silberstein regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Silberstein concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

9.01 (d) Exhibits

(a) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

16.1 Letter of Donahue Associates, LLC dated November 21, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 26, 2012

USCORP

By: \s\ Robert Dultz

Name: Robert Dultz

Title: Chief Executive Officer